UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 29, 2026

LUMINAR TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38791	83-1804317
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2603 Discovery Drive, Suite 100
Orlando, Florida 32826
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (800) 532-2417

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol	Name of each exchange on which registered
Class A Common Stock, par value of $0.0001 per share(1)	(1)	(1)

(1)
On January 23, 2026, the Nasdaq Stock Market LLC (“Nasdaq”) filed a Form 25 to delist the Class A Common Stock, par value $0.0001, of Luminar Technologies, Inc. (the “Common Stock”) from Nasdaq. The deregistration of the Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended, will be effective 90 days, or such shorter period as the Securities and Exchange Commission may determine, after the filing of the Form 25. The Common Stock previously began trading on the OTC Pink Limited Market on December 24, 2025 under the symbol “LAZRQ”.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

As previously disclosed, Luminar Technologies, Inc. (the “Company”) and certain of its subsidiaries (collectively, the “Debtors”) filed voluntary petitions (the “Bankruptcy Petitions”) for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”) on December 15, 2025 and December 31, 2025 (as applicable, the “Petition Date”), thereby commencing chapter 11 cases (the “Chapter 11 Cases”). The Chapter 11 Cases are being jointly administered under Case No. 25-90807 (CML).

Plan and Disclosure Statement

Also, as previously disclosed, on December 30, 2025, the Debtors filed a proposed Chapter 11 Plan of Liquidation of Luminar Technologies, Inc. and its Affiliated Debtors and a related Disclosure Statement with the Bankruptcy Court.

On January 29, 2026, the Debtors filed the proposed Amended Chapter 11 Plan of Liquidation of Luminar Technologies, Inc. and its Affiliated Debtors (the “Amended Plan”) and a related Disclosure Statement for the Amended Plan (the “Disclosure Statement”) with the Bankruptcy Court. The Amended Plan provides for the liquidation of the Debtors’ remaining assets (the “Liquidation”) and the distribution of the proceeds thereof to its stakeholders. The related Disclosure Statement describes, among other things, the Amended Plan, the Liquidation, the events leading up to the Chapter 11 Cases, certain events that have occurred or are anticipated to occur during the Chapter 11 Cases, including the anticipated solicitation of votes to approve the Amended Plan from certain of the Debtors’ creditors, and certain other aspects of the Liquidation.

Although the Debtors intend to pursue the Liquidation in accordance with the terms set forth in the Amended Plan, there can be no assurance that the Amended Plan will be approved by the Bankruptcy Court or that the Debtors will be successful in consummating the Liquidation or any other similar transaction on the terms set forth in the Amended Plan, on different terms or at all. Bankruptcy law does not permit solicitation of acceptances of a chapter 11 plan until the Bankruptcy Court approves a disclosure statement relating to the Amended Plan. Accordingly, neither the Debtors’ filing of the Amended Plan and Disclosure Statement, nor this Current Report on Form 8-K, is a solicitation of votes to accept or reject the Amended Plan. Any such solicitation will be made pursuant to and in accordance with applicable law, including orders of the Bankruptcy Court. The Disclosure Statement is being submitted to the Bankruptcy Court for approval but has not been approved by the Bankruptcy Court to date.

Copies of the Amended Plan and Disclosure Statement are attached as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K. The foregoing description of the Amended Plan and Disclosure Statement is a summary only and is qualified in its entirety by reference to the full text of the Amended Plan and Disclosure Statement.

Monthly Operating Report

On January 30, 2026, the Debtors filed their Monthly Operating Reports (each, a “MOR”) with the Bankruptcy Court. The MORs provide financial and operational information regarding the Debtors’ performance during the period from the applicable Petition Date through December 31, 2025. The Debtors continue to operate their businesses and manage their properties as debtors-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

A copy of the Company’s Monthly Operating Report is attached as Exhibit 99.3.

Information contained in the Amended Plan and the Disclosure Statement is subject to change, whether as a result of amendments or supplements to the Amended Plan or Disclosure Statement, third-party actions, or otherwise, and should not be relied upon by any party. Copies of the MORs, the Amended Plan, the Disclosure Statement, and any amendments and supplements to the Amended Plan and the Disclosure Statement, and other filings with the Bankruptcy Court related to the Chapter 11 Cases are available for review and download, free of charge, on the website of the Debtors’ claims, noticing, and solicitation agent at https://omniagentsolutions.com/Luminar. Amendments and supplements to the Amended Plan and Disclosure Statement may be filed with the Bankruptcy Court without the filing of an accompanying Current Report on Form 8-K. The documents and other information available via any website referenced herein or in the attachments hereto or elsewhere are not part of this Current Report on Form 8-K and shall not be deemed incorporated herein.

The information furnished pursuant to this Item 7.01, including Exhibits 99.1, 99.2, and 99.3, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Cautionary Statement Regarding the MORs

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the MORs, which were not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The MORs are limited in scope, cover a limited time period, and have been prepared solely for the purpose of complying with the reporting requirements of the Bankruptcy Court. The MORs were not audited or reviewed by independent accountants, were not prepared in accordance with generally accepted accounting principles, are in a format prescribed by applicable bankruptcy rules and guidelines, and are subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the MORs are complete. The MORs also contain information for periods which are shorter or otherwise different from those required in the Company’s reports pursuant to the Exchange Act, and such information might not be indicative of the Company’s financial condition or operating results for the periods that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. Results and projections set forth in the MORs should not be viewed as indicative of future results.

Cautionary Statements Regarding Trading in the Company’s Securities

The Company’s securityholders are cautioned that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders thereof in the Chapter 11 Cases. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities. In particular, the Company expects that its securityholders could experience a significant or complete loss on their investment, depending on the outcome of the Chapter 11 Cases.

Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements.” All statements other than statements of historical fact are “forward-looking” statements for purposes of the U.S. federal and state securities laws, including the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “our vision,” “plan,” “potential,” “preliminary,” “predict,” “should,” “will,” or “would” or the negative thereof or other variations thereof or comparable terminology. These forward-looking statements are subject to a number of factors and uncertainties that could cause the Company’s actual results to differ materially from those expressed in or contemplated by the forward-looking statements. Such factors include, but are not limited to, risks attendant to the bankruptcy process, including the Company’s ability to obtain court approval from the Bankruptcy Court with respect to motions or other requests made to the Bankruptcy Court throughout the course of the Chapter 11 Cases, including, without limitation, the Amended Plan and Disclosure Statement; the effects of the Chapter 11 Cases, including increased legal and other professional costs necessary to execute the Company’s liquidation, on the Company’s liquidity (including the availability of operating capital during the pendency of the Chapter 11 Cases), results of operations or business prospects; the effects of the Chapter 11 Cases on the interests of various constituents and financial stakeholders; the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the Chapter 11 Cases; objections to the Company’s liquidation process or other pleadings filed that could protract the Chapter 11 Cases; risks associated with third-party motions in the Chapter 11 Cases; Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general; the Company’s ability to comply with the restrictions imposed by the terms and conditions of its financing arrangements; employee attrition and the Company’s ability to retain senior management and other key personnel due to the distractions and uncertainties; the Company’s ability to maintain relationships with suppliers, customers, employees and other third parties and regulatory authorities as a result of the Chapter 11 Cases; the impact and timing of any cost-savings measures and related local law requirements in various jurisdictions; finalization of the Company’s annual and quarterly financial statements; risks relating to the delisting of the Common Stock from Nasdaq and trading of the Common Stock on the OTC Markets; the impact of litigation and regulatory proceedings; and other factors discussed in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission (the “SEC”). These risks and uncertainties may cause the Company’s actual results, performance, liquidity or achievements to differ materially from any future results, performance, liquidity or achievements expressed or implied by these forward-looking statements. For a further list and description of such risks and uncertainties, please refer to the Company’s filings with the SEC that are available at www.sec.gov. The Company cautions you that the list of important factors included in the Company’s SEC filings may not contain all of the material factors that are important to you. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this report may not in fact occur. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Amended Chapter 11 Plan of Liquidation of Luminar Technologies, Inc. and its Affiliated Debtors, dated January 29, 2026.

99.2	Disclosure Statement for Amended Chapter 11 Plan of Liquidation of Luminary Technologies, Inc. and its Affiliated Debtors, dated January 29, 2026.

99.3	Monthly Operating Report of Luminar Technologies, Inc. for the month ended December 31, 2025, filed with the United States Bankruptcy Court for the Southern District of Texas.

104	Cover page interactive data file formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 30, 2026	Luminar Technologies, Inc.

	By:	/s/ Alexander Fishkin
Name: Alexander Fishkin
Title: Chief Legal Officer